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Exhibit 21.1

Tyco International Ltd.
Subsidiaries at 30 September 2003

Argentina

ADT Security Services S.A. (Argentina)
Elo Touch Systems Argentina S.A.
Fayser S.R.L.
Inproteco SA
Maulo S.A.
Sensormatic Argentina S.A.
Serenity S.A.
Tyco Electronics Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Networks (Argentina) S.R.L.
Tyco Services S.A.
Tyco Submarine Systems de Argentina S.A.

Australia

ACN 000 233 536 Pty Limited
ACN 000 343 019 Pty Limited
ADT Security Pty Limited
ADT Wireless Pty Limited
Ancon CCL Pty Limited
Auto Suture Holdings Pty Limited
Banool Investments (VIC) Pty Ltd.
Bonvilla Holdings Pty Ltd
CCL Talaust Pty Limited
Clarebury Pty Ltd
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Critchley Electrical Products Pty Limited
Danby Pty Limited
Dulmison Australia Pty Ltd
Dulmison Pty Ltd
ETE Coliban Pty Limited
Earth Tech Engineering (Queensland) Pty Limited
Earth Tech Engineering Pty Limited
Egan Bros. Building Services Pty Limited
Electrostrut Australia Pty Limited
Environ Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty Limited
Fuelquip Pty Limited
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Grangehurst Enterprises Pty Ltd.
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Haden F M Pty Limited
Haden Staff Superannuation Fund Pty Limited
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited

Lafayette Pharmaceuticals Pty Limited
M.B. John Pty Limited
M/A Com Private Radio Systems Pty Limited
MFS Holdings Pty Limited
Mallinckrodt Australia Pty. Ltd.
Mather & Platt Pty Limited
Medefield Pty Limited
Metropolitan Fire Services Pty Limited
Microwave Associates Australia Pty. Limited
Milperra Developments Pty Limited
Morlynn Ceramics Pty Ltd.
Nationguard Security Pty Limited
P A Pacific Pty Limited
Panmedica Pty Limited
Prindon Holdings Pty Limited
Reid Crowther (Australia) Pty. Limited
Rel Corp Management Services Pty Ltd
Resolve Engineering Pty Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Sherwood Medical Industries Pty. Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited
TISP Pty Limited
Tyco Asia Pacific Pty Limited
Tyco Australia Pty Limited
Tyco Building Products Pty Limited
Tyco Electronics Networks Pty. Limited
Tyco Electronics Pty Limited
Tyco Engineering Pty Limited
Tyco Engineering and Construction (Asia) Pty. Ltd.
Tyco Flexonics Australia Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco Healthcare Pty Limited
Tyco International Pty Limited
Tyco Lambda (Australian Branch)
Tyco Projects (Australia) Pty Limited
Tyco Services Pty Limited
Tyco Water Pty Ltd.
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Unistrut New Zealand Limited
Valleylab (Australia) Pty Limited
Viking Fire Systems Pty Limited
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria

Ancon Building Products GesmbH
EH-Schrack Anlagenverwaltungs GmbH
EH-Schrack Components GmbH
IBS Feuerschutz GmbH
Sensormatic Ges.m.b.H

Total Walther Feuerschutz und Sicherheit GmbH
Tyco Building Services Products (Austria) GmbH
Tyco Electronics Austria GmbH
Tyco Healthcare Austria GmbH
Tyco Projects GmbH

Bahamas

A&E Products Korea Ltd.
TyCom Services Inc.
TyCom Shares Ltd.
Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Bangladesh

Bengal Plastic Industries Ltd.

Barbados

AMP Exports Limited
Corcom International Limited
Corcom West Indies Limited
DSC Security Products International Ltd.
Earth Tech, Inc.
Exeter Holdings Limited
Graphic Controls (Barbados), Ltd.
Reid Crowther Engineering Ltd.
TSSL Foreign Sales Corporation
TyCom Holdings (Barbados) Ltd.
TyCom Networks (Barbados) Ltd.
Tyco Electronics Holdings Ltd.
Tyco International Holdings Ltd.
Tyco International Sales Corp.
Tyco Worldwide Holdings Ltd.
USSC FSC, Inc.

Belgium

ADT Europe N.V.
ADT Security Services N.V. (also known as S.A.)
AMP Belgium
Airvans Belgium S.A.
Alarm Centrale
All Security Systems NV
CIPE Belgium S.A.
DSC International SA
Mallinckrodt Belgium N.V./S.A.
Raychem European Head Office (Belgium)
Raychem Industries NV
Sensormatic BVBA
Total Security Equipment BVBA
TyCom Contracting B.V.B.A.
Tyco Adhesives BVBA
Tyco Electronics Belgium EC N.V.
Tyco Electronics Raychem NV
Tyco Flow Control Europe S.A.

Tyco Healthcare Belgium N.V.
Tyco Integrated Systems BVBA
Tyco Networks (Belgium) B.V.B.A.
Tyco Thermal Controls NV
Vonk Enschede BV
WHICH Belgium S.A.
Wormald S.A. (also N.V.)

Belize

Earth Tech Belize Limited

Bermuda

C2C Holdings Pte Ltd. 19.25%
Camron (Bermuda) Insurance, Ltd.
Carnforth Limited
Cawich Limited
Electro-Protective Limited
Kral Steel Limited
Mallinckrodt Holdings Ireland
Mallinckrodt Medical International Holdings
Nellcor Puritan Bennett Ireland Holdings
TyCom Global Marketing Ltd.
TyCom Holding Ltd.
Tyco (Bermuda) Unlimited No. 1
Tyco (Bermuda) Unlimited No. 10
Tyco (Bermuda) Unlimited No. 2
Tyco (Bermuda) Unlimited No. 3
Tyco (Bermuda) Unlimited No. 4
Tyco (Bermuda) Unlimited No. 5
Tyco (Bermuda) Unlimited No. 6
Tyco (Bermuda) Unlimited No. 7
Tyco (Bermuda) Unlimited No. 8
Tyco (Bermuda) Unlimited No. 9
Tyco Alpha Limited
Tyco Asia Networks Ltd.
Tyco Beta Limited
Tyco Cableship Charters Ltd.
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Contracting Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Eta Limited
Tyco Gamma Limited
Tyco Global Networks Ltd.
Tyco Holdings (Bermuda) No. 11 Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 13 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings (Bermuda) No. 15 Limited
Tyco Holdings (Bermuda) No. 16 Limited
Tyco Holdings (Bermuda) No. 17 Limited
Tyco Holdings (Bermuda) No. 18 Limited
Tyco Holdings (Bermuda) No. 19 Limited
Tyco Holdings (Bermuda) No. 20 Limited
Tyco Holdings (Bermuda) No. 4 Limited

Tyco Holdings (Bermuda) No. 6 Limited
Tyco Holdings (Bermuda) No. 7 Limited
Tyco Holdings Limited
Tyco Iota Limited
Tyco Kappa Limited
Tyco Lambda (Bermuda Company)
Tyco Omega Limited
Tyco Rho Limited
Tyco Sigma Limited
Tyco Telecommunications Ltd.
Tyco Zeta
Willoughby Assurance Ltd.

Brazil

A&E Products do Brasil Ltda.
Aguas de Cajamar S.A. 25%
Aguas de Esmeralda Ltda. 15%
Aguas de Mandaguahy S.A. 23%
AlarmTeck do Brazil Sistemas de Vigilancia Ltda.
AlarmTek Comersio & Participacoes Ltda.
Auto Suture do Brasil Ltda.
Caenf Aguas E Esgotos de Nova Friburgo Ltd. 50%
Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
Dinaco Industria e Comercio de Ferro e Aco Ltda.
Earth Tech Brasil Ltda.
Empresa de Transmissao de Energia do Oeste Ltda
Figgie do Brasil Industria e Commercio Ltda.
Grinnell Corporation
Mallinckrodt do Brasil, Ltda.
Mojonnier do Brasil Industria e Commercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Saneamento de Jau Ltda. 99.9%
Sanear Saneamento de Aracatuba S.A. 41%
Senelbra Industria, Comercio e Servicos Ltda. 51%
SensorBrasil Sistemas Comercio & Locacoes Ltda.
Sensormatic do Brasil Electronica Ltda. 51%
Tyco Electronics Brasil S.A.
Tyco Eletro-Eletronica Ltda.
Tyco Fire & Security Equipamentos Ltda. (Brazil)
Tyco Flow Control do Brasil Ltda.
Tyco Networks (Brasil) Ltda.
Tyco Sistemas de Energia Ltda.
Tyco Submarine Systems Brasil Ltda.
Tyco Valves & Controls Brasil Ltda.
Valvulas Crosby Industria e Commercio Ltd.
Westlock Controls Equipmentos de Controle Ltda

British Virgin Islands

Somerset Holdings Ltd.

Brunei Darussalam

Indeco Services Sdn Bhd
Tyco Services (B) Sdn. Bhd.

Canada

495649 Ontario Limited
9020-4702 Quebec Inc.
ABR Consultants 33%
ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Bank of Montreal Financial Ltd./Societe De Financement Banque d Montreal Ltee.
Beers' Fire Protection Ltd.
Century Industries Company
Columbia-MBF Inc.
Earth Tech (Canada) Inc.
Forward Safety Systems, Inc.
Graphic Controls Canada Limited
Hawley Group Canada Limited
Hygieia Holdings (Canada) Inc.
Icon Systems Limited
Inbrand Corporation (Canada) Inc.
Intelligent Systeme Distributeur (I.S. DI.) Inc.
JMI Canada Inc.
John Thomas Batts Enterprises (Canada) Ltd.
Keystone Canada, Co.
KRC Consultants Joint Venture- 50%
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
M/A-COM Private Radio Systems Canada Corp.
Mallinckrodt Canada Inc.
Minervatech Inc.
Multi Services J.P. Inc.
Nellcor Puritan Bennett (Melville) Ltd.
Noonan and Reid Crowther Partnership 51%
Paragon Trade Brands (Canada) Inc.
Parkwood Security Systems Inc.
Proctor & Redfern International Limited
RCPL/AEI Joint Venture 48%
Reid Crowther International Ltd.
Rovalve Canada Ltd.
SecurityLink, Ltd.
SecurityLink from Ameritech Ltd. (Canada)
TTCC Holdings Inc.
Tracer Canada Incorporated
Tracer Construction Canada Company
Tracer Industries Canada Limited
Tri-Ed LTD.
TyCom Networks (Canada) Ltd.—Reseaux TyCom (Canada) Ltee.
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.
Tyco International of Canada Ltd.
Tyco Plastics Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited
yyC.T Joint Venture 10%

Cayman Islands

Davis & Geck Caribe Limited
Davis & Geck Limited
Raychem International
ReSensormatic Cayman Finance Ltd.
Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Chile

ADT Security Services S.A. 01%
AMP de Chile Conectores Electricos Y Electronicos Ltda.
Comercial Kendall (Chile) Limitada
General Security S.A.
Reveco y Cia. Ltda.
Simplex S.A. 1%
TyCom Networks (Chile) S.A.
Tyco Electronics Industrial Y Comercial Chile Limitada
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial E. Industrial Limitada 60%

China, People's Republic of

AMP (China) Investment Co. Ltd.
AMP Shanghai Connector Co., Ltd. 92.31%
AMP Suzhou Connector Tool, Ltd.
AMP Trading (Shanghai) Company Limited
Beijing Keystone Valve Co. Ltd.
Dulmison Zibo Insulator Co., Ltd.
Earth Tech Management Consulting Service (Beijing) Co., Ltd.
Earth Tech, Inc.
Earth Tech, Inc.- Beijing Branch Office
Goodbaby Paragon Hygienic Products Co. Ltd.
Guangzhou Xilang Wastewater Treatment Co. Ltd. 65%
KTMc 44%
KTMAMURA Valve Mfg (Dalian F.T.Z.) Co. Ltd
Kendall-Yantai Medical Products Company, Ltd.
Keystone (Jingmen) Valve Co. Ltd. 80%
Keystone Valve (China) Ltd.
Qinhuangdao Pacific Water Company Limited 80%
Raychem (Shanghai) Trading Ltd
Raychem Electronics (Shanghai) Ltd.
Raychem Electronics (Shenzhen) Ltd.
Raychem Shanghai Cable Accessories Ltd
Sensormatic Electronics (Shen Yang) Co. Ltd.
Shanghai Anderson Greenwood Crosby Valve Limited
Shanghai Eagle Safety Equipment Ltd. 51%
Shanghai Ouli Trading Co. Ltd.
Shanghai Reid Crowther Engineering Consulting Ltd. 48%
Shenyang Yarway Valve Co. Ltd.
Shenzhen Original Electric Co Ltd
Simplex (Tianjin) Fire & Security System Co., Ltd.
Spraysafe Beijing
Tianjin Earth Tech Jieyuan Water Co., Ltd. 52%
Tyco Electronics (Shanghai) Co., Ltd
Tyco Electronics (Wuxi) Ltd

Tyco Electronics (Zhuhai) Ltd
Tyco Electronics AMP Qingdao Co. Ltd.
Tyco Electronics AMP Shunde Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Fire and Security Services China Ltd
Tyco Healthcare International Trading (Shanghai) Co., Ltd.
Tyco Packaging Systems (Shanghai) Co., Ltd

Colombia

Comercializadora de Equipos Antihurto Sensorcol S.A.
Mercantil de Importaciones y Exportaciones Ltda. en Liquidacion (MINEX)
Raychem S.A. (Colombia)
Tyco Electronics Colombia Ltda.
Tyco Healthcare Colombia S.A.
Tyco Services Ltda. (Colombia)

Costa Rica

A&E Productos de Costa Rica, S.A.
Kendall Innovadores en Cuidados al Paciente S.A.

Cyprus

Raychem Technologies Limited
TyCom Contracting (Cyprus) Limited
TyCom Networks (Cyprus) Limited

Czech Republic

ADT Security Center S.r.o. 95%
A.S.S. Allgemeine Sicherheitssysteme GmbH
AQ-Test, spol s.r.o.
BOREAS-Studio grafickych informacnych systemu, s.r.o. 90%
CYGNI, a.s.
Feuerloschgerate Neuruppin CZ, s.r.o.
GEOMATICS Prague s.r.o.
GHE, a.s.
KAP spol, s.r.o.
Manibs Brno spol. s.r.o. 99%
Raychem HTS s.r.o.
SEPA, spol. s.r.o. 70%
SET EC s.r.o.
TOTAL WALTHER—Stabilni hasici zarizeni spol s.r.o.
Tyco Electronics Czech s.r.o.
Tyco Electronics EC Trutnov s.r.o.
Tyco Integrated Systems s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.
Zettler CR, spol. s.r.o.

Denmark

AMP Denmark
CIPE Holding (Denmark) ApS
Sensormatic ApS
TSD
TyCom Contracting (Denmark) ApS
Tyco Electronics Denmark
Tyco Electronics Far East Holdings ApS

Tyco Holding I (Denmark) ApS
Tyco Holding I ApS
Tyco Holding II (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding V (Denmark) ApS
Tyco Holding VI (Denmark) ApS
Tyco Holding VII (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding X (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS
Tyco Holding XVII (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Networks (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS
Wormald A/S

Dominican Republic

Raychem Dominicana S.A.

Ecuador

Grinnell Sistemas de Proteccion Contra Incendio S.A.(Ecuador)
Tyco Electronics de Venezuela, C.A.

Egypt

Raychem (Delaware) Ltd.
Raychem Egypt Limited
Raychem Technologies Limited, Egypt Branch, Rep. Office
TyCom Networks Egypt Ltd.

Estonia

AMP EESTI AS

Fiji

Tyco Fiji Limited

Finland

Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Sensormatic OY
TSA Gap Prive
Tyco Electronics Finland Oy
Tyco Healthcare Finland Oy
Tyco Networks (Finland) Oy

France

ADT France SA
ADT Telesurveillance SA
ASE Continuing Education Center S.A.
ASE Partners S.A.
Acroba S.A.
Aerolic Industries S.A.
Alarmes Conseils Services SARL
Alte
Antia S.A.
Auto Suture Europe Holdings, Inc. (French Branch)
Auto Suture Europe S.A.
Auto Suture European Services Center, S.A.
Auto Suture France S.A.
Bayard SA
CAP Services
CEDI Securite SA
CEDP
CEPA
CPS Alarme
CPS Surveillance
Ceditel SA
Cormerais Electronique S.A.
DIS
Earth Tech France S.a.r.l.
Equitec
Europ Telesecurite SAS
Euroville France
FINASUR
Fibaly SA
Fingerkey S.A.
First Alarme
Flow Control Technologies SA
GMC SARL
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss)
Graphic Controls France S.A.R.L.
Grinnell Distribution France Sarl
Karner Europe SARL
Kendall Incontinence
Kendall SA
Klein S.A.
La Commande Numerique
Laborotoires Sherwood, Davis & Geck
Laje S.A.
Lindapter S.A.
MANIBS France S.A.R.L. 99%
Mallinckrodt Developpement France S.A.
Mallinckrodt France SARL
Mather & Platt Wormald, S.A.
Mecafrance S.A.
Nellcor Puritan Bennett France Holdings SAS
Nomos SA
Parelec Investissement
Protel S.A.
RT Participation
STRATE S.A.R.L. 95%

Saint-Paul Sécurité SARL
Sayag Electronique International (S.E.I.)
Sci Alain Martin
Sci Becaro
Sci Chanle
Sci Mazal
Sci Tov
Sensormatic France S.A.R.L.
Sensormatic S.A.R.L.
Sensormatic Technologies SA
Societe Europeene de Protection Contre L'Incendie S.A.
Societe de Communication et Telesurveillance (S.C.T.)
Swair
T.S. France SA
TEP France SA
TGN Euro Link, S.A.
TSA Gap 34%
TyCom Contracting (France) SAS
Tyco Electronics EC France
Tyco Electronics Export
Tyco Electronics France SAS
Tyco Electronics Holding France S.A.S.
Tyco Electronics Idento sas
Tyco Electronics SIMEL SAS
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fermertures Coupe-Feu S.A.
Tyco Flow Control Holding S.A.
Tyco France Security S.A.
Tyco Healthcare France SAS
Tyco Healthcare Holding Inc (Branch office)
Tyco Healthcare Manufacturing France SAS
Tyco Healthcare SA
Tyco Networks (France) SAS
Tyco Safety Projects France SARL
Tyco Submarine Systems SARL
Tyco Thermal Controls SA
Tyco Valves & Controls Distribution (France) S.C.A.

Germany

ADT Finance Germany GmbH
ADT Jalex GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
AOST Malen Ltd.50%
ASP Armaturen Schilling Puspas GmbH
ATR Armaturen-Technik Remscheid GmbH & Co. KG
ATR Armaturen-Technik Remscheid Verwaltungs GmbH
Babcock Sempell Armaturen-Service GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
Chemat GmbH Armaturen fur Industrie 10%
Chemische Fabrik Pirna-Copitz GmbH

Cobolt Damm- und Isolierstoff GmbH
Corcom GmbH
DA Export International GmbH
DA Kunststoff GmbH
DEGA Sicherheitstechnik GmbH
DSC International GmbH
Dritte CORSA Verwaltungsgesellschaft mbH
DSI 34%
EDS Sicherheitstechnik GmbH
EHD Waldenmaier GmbH & Co. KG
Earth Tech Deutschland GmbH
Earth Tech GmbH
Earth Tech Klartechnik GmbH
Earth Tech Umwelttechnik GmbH
Erhard GmbH & Co
Erhard Verwaltungsgesellschaft mbH
Erika-Stiftung e.V.
Ernst Schmieding GmbH & Co. KG
Erwin Burbach Maschinenfabrik GmbH
European Valves & Fittings B.V.
FLN Feuerloschgerate Neuruppin Vertriebs-GmbH
Feuerloschgerate GmbH Neuruppin
Feuerschutz GmbH
Flow Control Technologies GmbH
Fondermann GmbH
Frischhut Immobilien GmbH
Geratebau-Beteiligungsgesellschaft mbH
HOT Hochdruck-Technik GmbH
Hellstern GmbH
Helmut Geissler Glasinstrumente GmbH
Hermann Rapp GmbH
IAP Industriearmaturen POLTE Vertriebs GmbH
IKA Industrie-und Kraftwerks-Armaturen GmbH
INDUSHA Industrie-und Handelsbedarf GmbH
INDUSHA Industrie-und Handelsbedarf GmbH & CO. KG
Interbrandschutz GmbH
KSK Kunststoff-Strassenkappen GmbH
Karner Europe GmbH
Lindapter GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
Manibs Kft, Ungarn 99%
MANIBS Spezialarmaturen GmbH & CO. KG
MANIBS Spezialarmaturen Verwaltungs GmbH
MEVA Umwelttechnologie GmbH
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
Max Hellstern GmbH Elektrotechnik
Mecafrance (Deutschland) GmbH
Medolas Gesellschaft Fur Medizintechnik MBH
Mercomp Ltd
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
Precision Interconnect GmbH
Proner comatel GmbH

S+S Armaturen Technology GmbH
SABO-armaturen service GmbH
STRATE Technologie fur Abwasser GmbH
Schmieding Armatury CZ s.r.o.
Schmieding Verwaltungs GmbH
Schmieding-Armaturen GmbH
Schmieding-Armaturen GmbH, Hermsdorf
Schmieding-Armaturen GmbH, Seevetal
Schmieding-Armaturen GmbH, Ursensollen
Sempell AG
Sempell Armaturen-Service GmbH
Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH
TEPG GmbH
TOTAL Feuerschutz GmbH
TOTAL Feuerschutz Vertrieb GmbH
Telekommunikation Datentechnik Sicherheitssysteme
Thorn Sicherheits GmbH
Tillig Shopmaster GmbH & Co. KG 68.75%
Tillmann Armaturen GmbH
Total Walther Beteiligungsgesellschaft mbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco Electromechanical Components Verwaltung GmbH
Tyco Electronics AMP GmbH
Tyco Electronics EC Verwaltungsgesellschaft mbH
Tyco Electronics Holding GmbH
Tyco Electronics Jordan GmbH & Co KG
Tyco Electronics Raychem GmbH
Tyco Electronics idento GmbH
Tyco Electronics pretema GmbH & Co. KG
Tyco European Investments Deutschland GmbH
Tyco Healthcare Deutschland GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
Tyco Holding GmbH
Tyco Integrated Systems Deutschland GmbH
Tyco International Armaturen Holding GmbH
Tyco Networks (Germany) GmbH
Tyco Thermal Controls GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
USSC (Deutschland) GmbH
USSC Medical GmbH 40%
WOPF Befestigungselemente GmbH
Weindl Feuer- und Umweltschutz GmbH
Wellcom International Sales and Services GmbH
Wellcom International Sales and Services GmbH & Co. Betriebs KG

Gibraltar

Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece

ADT Greece S.A. (ADT Hellas) 82.5%
Earth Tech (Hellas) Limited Liability Company
Greene Insurance Limited
Raychem Hellas E.P.E.
TyCom Networks SA
Tyco Electronics Hellas MEPE
Tyco Hellas S.A.

Guam

ADT Security Services, Inc.
Earth Tech, Inc.
Tyco Networks (Guam), L.L.C.
Tyco Telecommunications (US) Inc.

Guatemala

ADT Sistemas de Seguridad, S.A. (Costa Rica)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Incendio, S.A. de C.V. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)
Tyco Submarine Systems, Sociedad Anonima

Honduras

A&E Products de Honduras S.A.

Hong Kong

A&E Products (Far East) Limited
AMP Products Pacific Limited
ATS Technology (Hong Kong) Limited
Batts Far East Limited
CEM (HK) Ltd.
Central Spraysafe Company (Hong Kong) Limited
Critchley Asia Limited
Crown Nation International Limited
Dawson Engineering Limited 50%
F.A.I. Technology (Hong Kong) Limited
Madison Cable Asia Limited
Mallinckrodt Hong Kong Limited
Original Electromechanical (HK) Limited
Pioneer Faith International Limited 50%
Praegitzer International (HK) Limited 99%
Raychem (HK) Limited
Raychem China Limited NV
Raychem China Marketing Services Limited
Sensormatic Hong Kong Limited
Simplex Asia Limited
Simplex Sino Limited
TEC HK Limited
Tak Cheong (Yau Kee) Engineering Ltd.
Thorn Security (Hong Kong) Limited
Transpower Technologies (HK) Limited
Tyco Electronics H.K. Limited
Tyco Engineering & Construction (HK) Limited
Tyco Flow Control Hong Kong Limited

Tyco Healthcare (HK) Co., Ltd.
Tyco Healthcare (HKSAR) Limited
Tyco Networks (Hong Kong) Limited
Tyco/Tudawe Trading Corporation
Unistrut Service Centre (Hong Kong) Limited
Wormald Engineering Services Ltd.

Hungary

AKG Rt.-Alfoldi Metallurgie-und Maschinenbau AG 31.13%
Brueder Mannesmann Hungary Kft
Duna Armatura Kft. 45%
Earth Tech Hungary Engineering Limited Liability Company
KSK Kft. 67.62%
Raychem Sales and Marketing Kft.
Sensormatic Kft.
Siemens EC Electromechanical Components Production Limited Liability Company
Sprinkler 2000 Fire Protection Limited Liability Company
Total Walther Contractor and Engineer Ltd.
Total Walther Kft.
Tyco Electronics EC Electromechanical Components Production Ltd Liability Co.
Tyco Electronics EC Ltd.
Tyco Electronics Hungary Manufacturing Ltd.
Tyco Electronics MPI Automotive Components Limited Liability Company
Tyco Electronics MPI Kft.
Tyco TDI Hungary Electronical Parts Manufacturing Customs Free Zone Limited Liability Company
Tyco Valves & Controls Distribution Ltd

India

A&E India Private Limited
Automotive Wiring Systems Limited 49%
CII Guardian International Limited
Hofincons Infotech & Industrial Services Ltd
Mallinckrodt International Corporation
Modern Alarms & Electronics Pvt Ltd.
Precision Interconnect India Private Limited
Raychem (Delaware) Ltd. (Indian Branch)
Raychem RPG Limited
Sakhi-Raimondi Valve (India) Limited
Sanmar Holdings, Ltd.
Sempell Valves (Pvt) Ltd. 50%
Simplex Building Systems Private Limited
TEI Technologies Private Limited 50%
Tyco Electronics Corporation India Private Limited
Tyco Electronics Systems India Private Limited
Tyco Electronics Tools (India) Pvt. Ltd.
Tyco Engineering and Construction Private Limited
Tyco Healthcare India Private Limited
Tyco Sanmar Limited 40%
Tyco Valves and Controls India Private Limited

Indonesia

P.T. ODG Wormald Indonesia
P.T. Reid Crowther Indonesia
PT Tyco Eurapipe Indonesia
PT. Dulmison Indonesia

PT. ODG Wormald Indonesia
PT. Tyco Precision Electronics
Raychem Indonesia Representative Office

Ireland

ACE Alarm Systems Limited
ADT Limited
AMP Reinsurance Company Limited (ARCL)
Abel Alarms (Ireland) Limited.
Allied Alarms & Safes Ltd.
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Ltd.
Audio Education Limited
B & B Electronics Limited
Brangate Limited
Controlled Electronics Management Systems Ltd.
Earthtech Ireland Limited
Flo-Check Valves Limited
Fondermann & Co. (Ireland) Limited
IAMASCO Plc
Irish Building Services (Manufacturing Ltd)
Jones Enviornmental (UK) Limited
Jones Environmental (Ireland) Limited
Jones Environmental Holdings Limited
Jones Environmental Limited
Mallinckrodt Holdings Ireland
Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Holdings Ireland
Mallinckrodt Medical Imaging—Ireland
Mallinckrodt Medical International Holdings
Mather & Platt Ireland Limited
Mather & Platt Ireland Manufacturing Limited
Modern Security Systems Limited
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
SEC Investments of Ireland Ltd.
Securitag Limited
Sensormatic Electronics Corp. Ireland Ltd.
Sensormatic Electronics Corporation Ireland Ltd.
Sensormatic European Distribution Ltd.
Sensormatic Ireland Limited
Summerhouse Limited
Tyco Building Services Products (Ireland) Limited
Tyco Electronics Ireland Ltd.
Tyco Far East Holdings Limited
Tyco Healthcare Ireland Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Networks (Ireland)
Tyco Printed Circuit Group–Dublin Division
Tyco Tech Holdings Ireland
Tyco Telecommunications (Ireland)
United States Surgical Corporation (Ireland) Limited
Witham

Isle of Man

Mallinckrodt Medical Isle of Man

Israel

Raphael Mitzpe Ramon Ltd.
Raphael Valves Industries (1975) Ltd.
Raychem Limited
Sintram Limited 50%
TCM CONTRACTING (ISRAEL) LTD.
TCM NETWORKS (ISRAEL) LTD.
Tyco Electronics Israel Ltd.
Tyco Healthcare (Israel) Ltd.

Italy

ADT Italia Srl
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Earth Tech (Italy) S.R.L.
Karner-Batts SRL
Laesa Technology Srl
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
Politermica Distribution S.r.l.
Red System S.R.L.
Sabo Foarm Srl
Sensormatic EC SRL
Tyco Adhesives Italia S.p.A.
Tyco Contracting (Italy) Srl
Tyco Electronics AMP Italia Products S.p.A.
Tyco Electronics AMP Italia S.p.A.
Tyco Electronics MPI Italia S.r.l.
Tyco Electronics-Raychem SpA
Tyco Foam Italia Srl
Tyco Healthcare Italia, S.p.A.
Tyco Networks (Italy) Srl
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.
Zettler App. Eletricci S.p.A.
Zettler S.R.L.

Japan

Ansul-Nissho, Inc.
Aomori Dry-Chemical Kabushiki Kaisha
Businessland Japan Co., Ltd.
Central Sprinkler Japan, Limited 40%
Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
Goto Valve K.K.
Hokkaido Dry-Chemical Kabushiki Kaisha
Kabushiki Kaisha Keiyo Shobo Hoshu Center
Kitamura Valve Giken Co., Ltd.
Kitamura Valve Mfg. Co., Ltd.
Nippon Dry-Chemical Kabushiki Kaisha 92.24%
Nippon Keystone Corporation
Nippon Sherwood Medical Industries Ltd.

Precision Interconnect International Kabushiki Kaisha
Precision Interconnect International Ltd.
Touch Panel Systems Corporation 50%
TyCom Contracting (Japan) KK
Tyco Electronics AMP K.K.
Tyco Electronics EC KK
Tyco Electronics Raychem K.K.
Tyco Healthcare Japan, Inc.
Tyco Healthcare Products (Japan) Co., Ltd.
Tyco Networks (Japan) K.K.
Tyco Systems Japan Co., Ltd.
Yamaguchi Tokushu Seiko K.K.

Luxembourg

ADT Finance S.A.
ADT Luxembourg S.A.
CIC Luxembourg SaRL
CIPE Luxembourg S.A.
Grinnell Simplex Group SA
Kendall Group SA
NEUHAUS Feuerloschgerae GmbH Niderlassung Luxembourg
TCN Holding (Luxembourg) S.a.r.l.*
TyCom Holdings A Sarl
TyCom Holdings B Sarl
TyCom Holdings C Sarl
TyCom Holdings II SA
Tyco Electronics Luxembourg S.A.
Tyco Group S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Group S.A.
Tyco Networks (Luxembourg) S.a.r.l.
Valera Holdings S.a.r.l.

Malaysia

ADT Services (M) Sdn. Bhd.
AMP Products (Malaysia) Sdn. Bhd.
Brunsfield Holdings Sdn. Bhd.
Brunsfield Thorn Technology Sdn. Bhd. 50%
Grinnell Supply Sales (Malaysia) Sdn. Bhd. 50%
Innodouble (M) Sdn. Bhd. 51%
Japan Original (M) Sdn Bhd
Kijang Merger Sdn Bhd
Kumpulan Injap Kebesan (M) Sdn. Bhd.
Life Engineering Sdn. Bhd.
Mallinckrodt Baker Sdn. Bhd.
Mallinckrodt International Corporation
Mediquip Sdn. Bhd.
Praegitzer Asia Sdn. Bhd.
Raychem Sdn. Berhad.
Senivisa Trading Sdn. Bhd.
Sigmaform (M) Sdn. Bhd.
Simplex Fire & Security Sdn. Bhd.
Tyco Electronics (M) Sdn. Bhd.
Tyco Electronics (Malaysia) Sdn. Bhd.
Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
Tyco Engineering & Construction (Malaysia) Sdn. Bhd. 30%

Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd
Tyco Healthcare Medical Supplies Sdn Bhd
Tyco Manufacturing (Malaysia) Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Manitoba

ADT Security Services Canada, Inc.
Earth Tech (Canada) Inc.
Graphic Controls Canada Limited
M/A-COM Private Radio Systems Canada Corp.
SecurityLink, Ltd.
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.
Tyco International of Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.

Marshall Islands

C.S. Tyco Decisive Inc.
C.S. Tyco Dependable Inc.
C.S. Tyco Durable Inc.
C.S. Tyco Provider, Inc.
C.S. Tyco Reliance Inc.
C.S. Tyco Resolute Inc.
C.S. Tyco Responder Inc.
Coastal Cable Ship Co. Inc.

Mauritius

Sensormatic Electronics (Mauritius)
TyCom Networks (Mauritius) Limited
Tyco Asia Investments Limited

Mexico

ADT Security Services, S.A. de C.V.
AMP Amermex, S.A. de C.V.
Aguas Tratadas de Cadereyta, S. de R.L. de C.V. 99.96%
Aguas Tratadas de Madero, S. de R.L. de C.V. 99.96%
Aguas Tratadas de Minatitlan, S. de R.L. de C.V.45%
Aguas Tratadas de Tula, S. de R.L. de C.V. 45%
Ansul Mexico, S.A. de C.V.
Atlatec Ambiental, S.A. de C.V.
Atlatec Chihuahua, S.A. de C.V. 35%
Batts de Mexico S.A. de C.V.
Carlisle Recycling de Mexico S.A. de C.V.
Cima de Acuna S.A. de C.V.
CoEv Servicios de Matamoros, S.A. de C.V.
CoEv de Matamoros, S.A. de C.V.
Construser, S.A. de C.V.
Corcom, S.A. de C.V.
Earth Tech Acquisition Entity, S.A. de C.V.
Earth Tech Mexican Holdings, S.A. de C.V.
Earth Tech Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A.

Euro-Flex de Mexico, S.A. de C.V.
Fire Equipment de Mexico S.A. de C.V.
Gema Servicios Ambientales, S.A. de C.V.
Grinnell Sistemas de Proteccion Contra Incendio S.A. de C.V.(Mexico)
Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V.
Grupo P.I. Mabe, S.A. de C.V.
Kelsar S.A. de C.V.
Kendall de Mexico S.A. de C.V.
Kenmex Holding Company, S.A. de C.V.
Lineas de Transmision 407 Altamira, S.A. de C.V.
MMJ S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical S.A. de C.V.
Manufacturas y Conectores TYCO, S. de R.L. de C.V.
Mojonnier de Mexico S de RL de CV 49%
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Plasticos Bajacal, S.A. de C.V.
Plasticos Mexical S.A. de C.V.
Potter & Brumfield de Mexico, S.A. de C.V.
Promotora Ecologica Potosina, S.A. de C.V. 18%
Promotora de Aguas Potosinas, S.A. de C.V.
Rafypak, S.A. de C.V.
Raychem Juarez, S.A. de C.V.
Raychem Technologias, S.A. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico International, S.A. de C.V.
Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
Sensormatic Electronics S. de R.L. de C.V.
Sensormatic S.A. de C.V.
Servicios de Aguas Nogales, S.A. de C.V.
Simplex Acsel S. de R.L. de C.V.
Tyco Electronicos Monterrey S. de R.L. de C.V.
Tyco Electronics Mexico, S.A.
Tyco Electronics Power Systems de Mexico, S.A. de C.V.
Tyco Electronics Tecnologias S.A. de C.V.
Tyco Electronics Tijuana Servicios S.A. de C.V.
Tyco Engineering and Construction S.A. De C.V.
Tyco Submarine Systems, S.A. de C.V.
Tyco Valves & Controls de Mexico, S.A. de C.V.

Netherlands

ADT Authorized Dealers B.V.
ADT Canada B.V.
ADT Finance B.V.
ADT Security Services BV
AMP Automotive Development Centre B.V.
AMP Laminates B.V.
AMP Taiwan B.V.
AMP Trading B.V.
Ampliversal B.V.
Auto Suture Belgium B.V.
CIPE Nederland B.V.
Descote Benelux B.V.
Glearth B.V.
Hovap Beheer B.V.
Hovap Consolidated B.V.

Hovap Holding B.V.
Hovap International (Holland) B.V.
IBS Inter Brandbeveiliging & Service B.V.
Image Scan ID Systems BV 50%
Intervalve B.V.
M/A-COM Eurotec B.V.
MDC Meldkamer B.V.
Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.
Narvik-Yarway B.V.
Netwerk 3 B.V.
Pompenfabriek "Anema" B.V.
Pritchard Services Group BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V. 90%
Sherwood Medical Nederland B.V.
Strate B.V.
Svenska Skum B.V.
TVM Europe B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Total Walther B.V.
TyCom Contracting (Netherlands) B.V.
Tyco Building Services Products (Netherlands) B.V.
Tyco Electronics Nederland B.V.
Tyco Healthcare Nederland BV
Tyco Integrated Systems B.V.
Tyco Labs Holland I BV
Tyco Networks (Netherlands) B.V.
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V. 94.08%
Uni-Helden Holding B.V. 14.29%
Unirax B.V.
Unistrut (Benelux) B.V.
Vonk Chokes B.V.
Wafrega Modellen B.V.
Zettler Netherlands N.V.

New Zealand

A.F.A. Monitoring Limited
Armourguard Security Limited
Danks Bros Limited
Fire Protection Inspection Services Ltd.
Keystone New Zealand Limited
New Zealand Valve Company Limited
Nortrac Engineering Limited
Resolve Engineering Pty Limited (New Zealand Branch)
Sensormatic New Zealand Limited

Tyco Construction Technologies NZ Limited
Tyco Electronics NZ Limited
Tyco Flexonics NZ Limited
Tyco Flow Control Pacific Pty Limited (New Zeland Branch)
Tyco Healthcare Limited
Tyco Lambda (New Zealand Branch)
Tyco New Zealand Limited
Tyco Projects (Australia) Pty Limited (New Zealand Branch)

Norway

Tyco Building Services Products (Norway) AS
Tyco Electronics Norge AS
Tyco Networks Norway AS
Tyco Thermal Controls Norway AS
Wormald Signalco A/S

Pakistan

Raychem Technologies Limited, Cypress (Pakistan)
Tyco Fire & Security Pakistan (PVT) LTD.

Panama

Kendall de Panama S.A.
TYCO SUBMARINE SYSTEMS, INC.

Peru

TyCom Networks (Peru) S.A.
Tyco Electronics Del Peru S.A.C.
Tyco Services S.A. (Peru)

Philippines

Carlisle Philippines, Inc.
Earth Tech Consulting Services (Philippines) Inc.
Mallinckrodt International Corporation
TYCO PIECO CORPORATION
Tyco Electronics Philippines, Inc.
Tyco Flow Control, Inc-Philippine Branch Office
Tyco Healthcare Pte. Ltd. (Philippines Representative Office)
Tyco Integrated Systems Philippines Inc.
Tyco-PIECO Corporation, Inc.

Poland

ASP Armaturen Schilling Puspas Polska Sp.z.o.o. 90%
Erhard Armatura Sp. z o.o.
M/A-COM Poland Sp. z o.o.
Mallinckrodt Polska Sp.z o.o.
Mercomp Ltd.10%
Raychem Polska Sp. z.o.o
STRATE Sp.z.o.o.
Schilling Armatura Polska Sp. Z.o.o.
Schmieding Armaturen Poland sp. z. o.o
Sensormatic Poland Sp zoo.
TYCO Electronics Polska Sp.z.o.o.
TyCom Contracting Poland Spolka z ograniczona odpowiedzialnoscia
Tyco Integrated Systems Sp.z o.o.

Tyco Polska Sp.z.o.o.
Tyco Valves & Controls Polska Sp.z.o.o.
Tycom Networks Poland Spolka z orgraniczona odpowiedzialnoscia

Portugal

AMP Portugal—Conectores Electricos E Electronicos LDA*
B. Braun-Dexon (Portugal) Produtos Hospitalares Ltda.
Industra—Comercio de Equipamentos Industrias, Norte, Lda.
Industra-Comercio de Equipamentos Industriais, SA
KTM Valvulas Europa SA
Karner-Europe, Lda
Matherplatt—Projectos de Sistemas de Instalacoes Especiais de Baixa Tensao, Unipessoal Lda.
Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda.
Raychem (Portugal) Productos Quimicos Limited
S.P.D.-Sistemas De Proteccao Desenvolvidos LD 90%
Sensormatic Proteccao Contra Furto, Lda
TCC (Portugal)—Instalacao E Manutencao De Redes, Unipessoal Lda.
Tyco Electronics Componentes Electromecanicos, S.A.
Tyco Healthcare Portugal, Produtos De Saude Lda.
Tyco Integrated Systems (Portugal), Unipessoal Lda
Tyco Networks (Portugal)—Instalacao E Manutencao De Redes, Unipessoal Lda.
Tyco Tech—Engenharia, Unipessoal, Lda.

Prince Edward Island

ADT Security Services Canada, Inc.
M/A-COM Private Radio Systems Canada Corp.
SecurityLink, Ltd.
Tyco Electronics Canada Ltd.
Tyco Healthcare Group Canada Inc.

Puerto Rico

Ansul, Incorporated
Earth Tech, Inc.
Grinnell Corporation
Mallinckrodt Caribe, Inc.
Raychem International Manufacturing Corporation
SecurityLink of Puerto Rico, Inc.
Sensormatic Electronics Corporation
Sensormatic del Caribe, Inc. (Puerto Rico)
Tri-Ed Puerto Rico Ltd. Inc.
TyCom Networks (Puerto Rico) Corp.
Tyco Electronics Corporation
Tyco Electronics Puerto Rico Inc.
Tyco Valves & Controls—Puerto Rico Corporation

Republic of Slovenia

Tyco Electronics d.o.o. (Slovenia)

Republic of Ukraine

Kiev Representative Office of Raychem GmbH

Romania

Duna Armatura Bucuresti S.R.L.
Karner Europe SRL
Robinete Raf Campina, S.A.

Russia

AOST Malen Ltd
Auto Suture Surgical Instruments
ELSICA (TOO ELSICA)
Moscow Representative Office of Raychem GmbH
Rayenergo (ZAO Rayenergo)
TyCom Networks (Russia)

Saudi Arabia

Abahsain-Cope, S.A. Ltd. 49%
Raychem Saudi Arabia Limited

Scotland

Aberdeen Environmental Services (Holdings) Limited
Aberdeen Environmental Services Limited
Alexander McKay Limited
F.C.T. Services (UK) Limited
Firewise Equipment Limited
Madison Cable Limited
Prestaroy Limited
WM Fire Systems Ltd

Singapore

ADT Security Services (Singapore)
AMP Singapore Pte. Ltd.
ATS Traffic Pte Ltd 50%
Alpha Max Actuator Manufacturing Co. Ltd 49%
Aston & Lee Engineering
Central Spraysafe Company PTE Limited
Crompton Instruments (South-East Asia) Pte. Ltd.
Crosby Valve Pte Ltd
FAI Technology (Singapore) Pte Ltd
Greenspan Singapore Private Limited
Indeco Engineers (Pte) Ltd
Indeco M & E Engineering Pte Ltd
Infologic Pte Ltd
Junitash Pacific Pte. Ltd. 40%
Keystone Valves Singapore
Mallinckrodt Asia Pacific Pte. Ltd.
O'Donnell Griffin Instrument & Electrical Contractor
Raychem Singapore Pte. Limited
Simplex Fire & Security Systems Pte Ltd
Thorn Security
Thorn Services
Tyco Building Services Pte. Ltd.
Tyco EPG Pte Ltd
Tyco Electronics AMP Manufacturing (S) Pte Ltd
Tyco Electronics Manufacturing Singapore Pte. Ltd.
Tyco Electronics Singapore Pte Ltd

Tyco Engineered Products
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Asia
Tyco Flow Control Pte. Ltd.
Tyco Healthcare Pte. Ltd
Tyco Integrated Systems
Tyco International Asia, Inc. (Branch of Delaware Company)
Tyco International Asia, Inc. (Singapore Branch) (Branch of Bahamas Company)
Tyco Networks (Singapore) PTE LTD
Tyco Pipe Systems Pte Ltd
Tyco Valves & Controls
Tyco Water Asia
Unistrut Service Centre of Singapore
Wormald Fire Systems
Wormald Marine Services

Slovak Republic

Tatra Armatura s.r.o. 80%
Total Walther—Stabilne hasiace zariadenia s.r.o.

South Africa

A&E Products South Africa (Proprietary) Limited
ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
Ansul South Africa (Proprietary) Limited
Baron Armed Reaction (Pty) Ltd
Belgicast (PTY)
Czechtech (Pty) Ltd.
Good Hope Security (Pty) Ltd
Intervalve (Pty) Ltd.
Kendall Company of South Africa (Pty) Limited, The
Klipton Properties (Pty) Ltd
MeasureTech (PTY) Ltd.
Nestivad Investments (Pty) Ltd
PMED Investments (Pty) Ltd
Paramed Corporate Security (Pty) Ltd 55%
Paramed Security North (Pty) Ltd
Paramed Security West (Pty) Ltd
Pararent (Pty) Ltd
REM 172 (Pty) Ltd
Raychem (South Africa) (Pty) Limited
Reaction Force Guards (Pty) Ltd
Sentry Security (Pty) Ltd
Sentry Security Cape (Pty) Ltd
Sentry Security Financial Services (Pty) Ltd
Sentry Security Guarding (Pty) Ltd
Sentry Security KwaZulu-Natal (Pty) Ltd
Sentry Security Pretoria (Pty) Ltd
Solution 22 (Pty) Ltd
Strikeforce Security (Pty) Ltd
TM Monitoring (Pty) Ltd
Trigate (Pty.) Ltd.
Trigate Umndeni (Pty.) Ltd. 50%

Trinance (Pty.) Ltd.
Tyco Electronics South Africa (Proprietary) Ltd.
Tyco Healthcare (Proprietary) Limited
Vadigor Investments (Pty) Ltd
Volberay Investments (Pty) Ltd

South Korea

Auto Suture Korea, Inc.
Batts Korea Ltd. 50%
Caps Co. Ltd.
Dong Bang Electronic Industrial Co. Ltd. 99.5%
Kendall Medical Ltd.
Keystone Valve (Korea) Limited
Original Electromechanical (Korea) Ltd
Tyco Electronics Raychem Korea Limited

Spain

ADT Espana Servicios de Seguridad, S.L.
AMP Espanola S.A.
Automated Security International, S.A.
Belgicast Internacional S.L.
Controles Graphicos Ibericos, S.A.
Diamit, S.L.
Earth Tech (Spain), S.L.
Europuspas S.L. 90%
Kendall Espana S.A.
Mallinckrodt Medical S.A.
Microser, S.L. 67.88%,
Mondragon Telecommunications S.L.
Sensormatic EC SA
Sensormatic EC Services SA
Sensormatic Electronics Corporation S.A.
Tyco Electronics AMP Espana, S.A. 25%
Tyco Electronics Raychem SA
Tyco Healthcare Spain SL
Tyco Iberia, S.L.
Tyco Marine, S.A.
Tyco Networks Iberica, S.L.
Wormald Mather & Platt Espana, S.A.

Sri Lanka

A&E Products Lanka (PVT) Ltd

Sweden

DISAB Diagnostic Imaging Holding AB
Dissolve AB
Erichs Armatur AB
Formex AB
Ingenjorsfirman Formex AB
Karner Europe AB
Kendall Medical AB
Mallinckrodt Sweden AB
Nordic Water Engineering AB
Nordic Water Holding AB
Nordic Water Products AB

Prefabspecialisten Sprinkler i Lammhult Aktiebolag
Sensormatic AB
Svenska Skum International AB
Svenska Skumslacknings AB
Thorin & Thorin AB
TyCom Contracting AB
Tyco Building Services Products (Sweden) AB
Tyco Electronics Svenska AB
Tyco Networks (Sweden) AB
Tyco Thermal Controls Nordic AB
Wormald Fire Systems A.B.
Zickert Products AB

Switzerland

ADT Franchising AG
ADT Secured Payments Division SA
ADT Security (Switzerland) SA
ADT Services AG
Ammo AG
Axicom AG
Decolletage SA St. Maurice (DSM)
Grinnell Simplex Finance GmbH
Kendall Finance GmbH
Mallinckrodt Switzerland Limited
Neotecha AG
Robatel SA in liquidation
Sensormatic AG
Sensormatic Distribution Inc, Dover, Steinhausen Branch
Sherwood Services AG
Sirat SA
TCN Holding (Luxembourg) Sàrl, Schaffhausen branch
TerraWorx Services AG
Total Feuerschutz AG
Total Walther Feuerschutz AG
TyCom Finance AG
TyCom Finance Beta GmbH
TyCom Holding AG
Tyco Capital Finance GmbH
Tyco Delta Services AG
Tyco Electronics (Schweiz) AG
Tyco Electronics (Schweiz) HFI AG
Tyco Electronics (Schweiz) Produktions AG
Tyco Electronics Augat AG
Tyco Electronics Logistics AG
Tyco Flow Services AG
Tyco Gamma Services AG
Tyco Global Networks AG
Tyco Group S.à.r.l., Luxemburg (L), (Schaffhausen branch)
Tyco Healthcare Group AG
Tyco Healthcare Retail Services AG
Tyco Healthcare Schweiz AG
Tyco Holdings Sàrl, Luxemburg (L), (Schaffhausen branch)
Tyco Integrated Systems AG
Tyco International Finance AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG

Tyco International Services AG
Tyco Networks AG
Tyco Plastics Services AG
Tyco Telecommunications Services AG
Tyco Zeta Services AG

Taiwan

A&E Hangers Taiwan Co., Ltd.
ADT Security Services Ltd
AMP Manufacturing Taiwan Ltd
AMP Taiwan B.V. Taiwan Branch
Carlisle Taiwan, Inc.
Descote Asia Co., Ltd
Kaung Kai Ind. Co., Ltd.
Raychem Pacific Corporation 50%
Raychem Taiwan Limited
Sensormatic Far East Limited Taiwan Branch
Tyco International Gateway Corporation 51%
TYCOM NETWORKS TAIWAN CO., LTD.
Taiwan Superior Electric Co., Ltd.
Taiwan Valve Company Ltd
Taliq Taiwan Limited
Tyco Electronics Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.
Tyco Holdings (Bermuda) No. 7 Limited, Taiwan Branch
Tyco Valves & Controls (Taiwan) Limited
Wormald Engineering Systems Taiwan Ltd.

Thailand

ACS Asia (1996) Company Ltd.
ADT Sensormatic (Thailand) Co., Ltd.
AMP (Thailand) Limited
Egcom Tara Co., Ltd. 5%
Indeco Services Limited
Kendall Gammatron Limited 85%
M/A-COM Private Radio Systems Asia Pacific Ltd.
Raychem Thai Limited
TAMS Consultants (Thailand) Limited
Tyco Earth Tech (Thailand) Limited
Tyco Electronics Dulmison (Thailand) Co., Ltd.
Tyco Healthcare (Thailand) Limited
Tyco International (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey

AMP Elektrik-Elektronik Baglanti Sistemleri Ticaret Limited Sirketi
Earth Tech Engineering Construction Trade
Karner Europe Aski Ticaret Limited Sirketi
Raychem Elektro Yalitium Sistemieri Limited Sirketi
Raychem N.V. (Irtibat Burosu)
TYCOM NETWORK VE TELEKOMUNIKASYON SISTEMLERI INSAAT TESIS HIZMETLERI VE TICARET LIMITED SIRKETI

Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
Yapi ICF Kaiser Engineering and Consultancy

United Arab Emirates

DA Export International FZE
Dorman Smith Switchgear LLC
Tyco Electronics Middle East FZE

United Kingdom

A G Marvac Limited
A&E Karner Limited
A.E. Silver Limited
A.R.C. Fire Protection Ltd.
A.V.S. Systems Limited
ADT (UK) Holdings plc
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire and Security plc
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Securities Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Travel Holdings Limited
ADT Travel Limited
ADT Trustees Limited
ADT UK Investments Limited
AFA-MINERVA Limited
AIJ Security Limited
AMP Finance Limited
AMP of Great Britain Limited
Abbey Security International Limited.
Able Arts Holdings Ltd.
Acorn Security Systems (UK) Limited
Adeview Limited
Advanced Absorbent Products Holdings Limited
Advanced Security Installations Limited
Alexander McKay Ltd.
American District Telegraph Services International Limited
Ancon (MBT) Couplers Limited
Ancon CCL Limited
Ancon Holdings Limited
Ancon Stainless Steel Limited
Ansell Jones Limited
Argus Fire & Security Group Plc
Argus Fire Systems Limited
Argus Group Plc
Argus House Limited
Argyle Medical Industries (U.K.) Limited
Ash Capital Finance (Jersey) Limited
Ash Group Services Limited
Atlanta Engineering Limited
Atlas Fire Engineering Limited
Audix Systems Limited

Auto Auctions Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (International) Limited
Automated Security (Investments) Limited
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
B & H (Nottingham) Limited
BCA (Auctions) Limited
BCA Holdings Limited
BGP-Reid Crowther Limited
Bastion Security Systems Limited
Belclere Limited
Benn Security Systems Limited
Bissell Healthcare Limited
Bowthorpe EMP Limited
Bowthorpe Industries Limited
Britannia Monitoring Services Limited
Britannia Security Group (C.I.) Limited
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
Brocks Alarms Limited
Brook Security Services Limited
CAS Security Limited
CCTV Limited
CDK U.K. Limited
CEM Systems Ltd.
CIS Wilson Limited
CIS Wilson Pipe Fittings Limited
CTT Limited
Camp Limited
Capitol Alarms Limited
Cast Iron Services Limited
Castle Gate Alarms (Northern Ireland) Limited
Central Spraysafe Company Limited
Certes Security Plc
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Clarion Security Systems Limited
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Customer Installations Limited
Collmain Customer Services (C.I.) Limited
Collmain Plc
Collmain Services Limited
Comforta Healthcare Ltd. (UK)
Communication & Tracking Services Limited
Communication Accessories Limited
Component Engineering Services Ltd
Compression Terminals & Tools Limited

Confab International Limited
Control Equipment Limited
Countryside Security Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Critchley Finance (UK) Limited
Critchley Group Limited
Critchley Group Trustee Limited
Critchley HSI Systems Limited
Critchley Limited
Critchley TECPRO Limited
Crosby Valves & Engineering Company Ltd.
Custom Card Holdings Ltd
Custom Card Services International Limited
D.J. Security Alarms Limited
DITEL Limited
Dek Ltd
Descote Limited
Discreet Disposables Ltd.
Distribution and Transmission Equipment Limited
Donald Campbell Associates Limited
Dong Bang Minerva (UK) Limited
Ductile Steel Processors Limited
Dulmison (UK) Ltd.
EMOS Information Systems Limited
EMOS Rentals Limited
Earth Tech Engineering Limited
Earth Tech Ireland Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Electra Systems Limited
Ellis Son & Paramore Limited
Erhard Valves Ltd
Ever Four Limited
Excelsior Security Services Limited
Exeter Insurance Company Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Ltd.
Figgie Pension Trustee Ltd.
Figgie Sportswear Limited
Fire Alarms Services (UK) Limited
Fire Defender (U.K.) Ltd.
Fire Safety Inspection Company Limited
Fire Security Services Ltd.
Flowlyne (UK) Limited
Ford Electronic Services Limited
Freedom Systems Limited
Galequest (Electronics) Limited
Ganmill Limited
Gardner Security
General Cleaning Contractors Limited
Goyen Controls Co UK Limited
Gresham Land and Estates (ADC) Limited
Grinnell (U.K.) Ltd.
Grinnell Sales & Distribution (U.K.) Ltd.

Group Sonitrol Security Systems Limited
Guardian Alarms Wgtn. Limited
Hawley International Finance Limited
Hemax Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
Image Scan ID Systems Limited
Image Surveillance Systems Limited
ImageScan UK Limited
Inbrand Holdings Limited
Inbrand Limited
Inbrand UK Limited
Independent Valve & Pipeline Services Limited
Industrial Cleaners (UK) Limited
Integrated (Fire & Safety) Services Limited
Intellectual Systems Ltd.
Isopad Limited
JEL Building Management Limited
JEL Building Management Systems Limited
JMC Rehab Limited
Jades Doors Limited
James Deacon Security Limited
Jessar Engineering Limited
KS Lift Services Limited
Karner Europe (UK) Ltd.
Kean and Scott Limited
Kendall-Camp Pension Trustees Limited
Keystone Valve (U.K.) Ltd.
Kingsclere Investments Ltd.
Knogo (UK) Limited
Lafayette Healthcare Limited (UK)
Lastonet Products Limited
M.A.M. Rubber Manufacturing Company Limited
M/A-COM (UK) Ltd.
M/A-COM Greenpar Ltd.
M/A-COM Limited
MKG Medical U.K. Ltd.
Macron Safety Systems (UK) Limited
Maidstone Fire Protection Limited
Malgor Security Plc
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt U.K. Ltd.
Management and Control Systems Limited
Manton Plastics Limited
Markden No. 7 Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt (Exports) Ltd.
Mather & Platt Fire Protection Limited
McMillan Fire Alarms Limited
McMillan Maintenance Limited
Meridian Fire Protection Limited

Microdot Connectors Europe Limited
Microwave Associates Limited
Mid-Ulster Alarms Limited
Minerva Fire Defence Limited
Modern Alarms (Scotland) Limited
Modern Alarms Limited
Modern Automatic Alarms Limited
Modern Integrated Systems Limited
Modern Security Systems
Modern Security Systems (IOM) Ltd.
Modern Security Systems (Products) Limited
Monitor Security Systems Limited
Motor Auctions Group Limited, The
Mountwest 81 Limited
Newmans Tubes Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 5 Limited
OCYT 6 Limited
ODL Limited
OKD Limited
OMK Limited
Omni Spectra Ltd.
Orbis Security Systems Limited
P.M.H. Electronics Limited
Paul Fabrications Limited
Pinacl Limited
Pinacl Whitehall Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Prospect House No. 5 Limited
Protec Systems Limited
Protection One (UK) plc
Pryor & Howard (1988) Limited
Quad Europe Limited
Quad Systems Limited
Raychem HTS Limited
Raychem International, Cayman Islands (Ireland Branch)
Raychem Limited
Realm Security Systems Limited
RegADT Travel Holdings Limited
Regal Alarms & Security Limited
Regal Security Services Limited
Regal Security Systems Limited
Reid Crowther Consulting Limited
Remote Facilities Management Limited
Rhomax Engineering Limited
Rhomax ITS Limited
S.L.S. Engineering Limited
SAFE Limited
Sabre Supply Management Limited
Safeguard Electronics Limited
Safety Systems UK Limited

Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samaritan Integrated Systems Limited
Samaritan Security Systems Limited
Saranne Packaging Limited
Scott International Limited
Secure-It (UK) Limited
Securitag International Limited
Security Centres (Scotland) Limited
Security Centres (UK) Holdings Limited
Security Centres (UK) Limited
Security Centres Holdings International Ltd.
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Plc
Sensormatic (UK) Ltd.
Sensormatic CamEra Ltd.
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Ltd.
Sensormatic International Ltd.
Sensormatic Investments Ltd.
Sensormatic Limited
Sensormatic Security Solutions Ltd.
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Sigmaform (UK) Limited
Sky Signs Limited
Sonitrol Limited
Sound and Vision Technologies Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendor Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Staifix Systems Limited
Standfast Security Systems Limited
Stappard & Howes Limited
Stappard Howes Design Limited
Stappard Howes Projects Limited
Steel Support Systems Limited
Steeplock Limited
Stocks Security Systems Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Swale Security Systems Limited
TDI Batteries (Europe) Limited
TGN EURO LINK LIMITED
TSG Trustees Limited
TVM DIstribution Limited
TVM Group UK Limited
Tannoy Audix Systems Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security International Limited
Thorn Security Limited

Thorn Security Pension Trustees Limited
Thornfire Limited
Tomorrows Telecom Limited
Total Lift Services Limited
Trade Fire Limited
Triangle Controls Ltd.
TyCom Cable Ship Company (UK) Limited
TyCom Contracting (UK) Limited
Tyco Electronics Cables Limited
Tyco Electronics Componenets Limited
Tyco Electronics Holdings Limited
Tyco Electronics Lables Limited
Tyco Electronics UK Ltd.
Tyco Energy (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire Products Manufacturing Ltd.
Tyco Flow Control (UK) Limited
Tyco Healthcare (UK) Commercial Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare UK Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Networks (UK) Limited
Tyco Plastics Limited
Tyco Tech Limited
Tyco Telecommunications (US) Inc.
Tyco Thermal Controls UK Limited
Tyco Tubing Ltd.
Tyco V Limited
Tyco VI
Tyco Valves & Controls Distribution (UK) Limited
Tyco Valves Limited
Tyne Car Auction Limited
Ultra Security Alarms Limited
Unifast Systems Limited
Unipower Limited
Unirax Limited
Unistrut Europe Ltd.
Unistrut Holdings Ltd.
Unistrut Limited
Vital Communication International Ltd.
W&S Freeman Limited
WM Fire Protection Limited
Wares Security Group Limited
West Hyde Developments Limited
West Hyde Enclosures
Westec Security Limited
Westlock Controls Limited
Whessoe Vapour Control Limited
Whessoe Varec Company, The
White Group Electronics Limited
Wilson Pipe Fittings Limited
Wormald Ansul U.K. Ltd.
Wormald Fire Systems Limited

Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Wrekin Welding & Fabrication Engineering Limited
Zettler Limited
Zodiac Security Systems Limited

United States of America

999 Arques Corp.
A&E Construction Products, Inc.
A&E GP Holding, Inc.
A&E Hangers, Inc.
A&E Holding GP
A&E Products Group LP
A&E Products Group, Inc.
A-G Holding, Inc. I
ADT General Holdings, Inc.
ADT Holdings, Inc.
ADT Investments II, Inc.
ADT Investments, Inc.
ADT Maintenance Services, Inc.
ADT Operations, Inc.
ADT Property Holdings, Inc.
ADT Security Services, Inc.
ADT Security Systems, West, Inc
ADT Services, Inc.
ADT Title Holding Company I
ADT Title Holding Company II
AEPG, Inc.
AFC Cable Systems, Inc.
AFP Property Holding
AMP International Enterprises Limited
AMP Investments, Inc.
AMP Services, Ltd.
API Security, Inc.
APS Group Holding, Inc.
ARR, Inc.
ATC Sales Company
AWZ Inc.
Activation Technologies, LLC
Adhesive Technologies, Inc.
Adhesives Holding GP
Alert Centre (Name Saver / Assumed Name Corp)
Alliance Integrated Systems, Inc.
Allied Tube & Conduit Corporation
American District Telegraph Company (NJ)
American Electrical Terminal Company, Inc.
Ameritech SecurityLink, Inc.
Anderson, Greenwood & Co.
Ansul, Incorporated
Atcor, Inc.
Auto Suture Company, Canada
Auto Suture Company, Netherlands
Auto Suture Company, U.K.
Auto Suture Eastern Europe, Inc.
Auto Suture International, Inc.
Auto Suture Norden Co.

Auto Suture Puerto Rico, Inc.
Auto Suture Russia, Inc.
Automated Security Corp.
Automated Security Holdings, Inc.
Automatic Fire Systems Ltd.
BWD Property, LLC
Batts Holdings, Inc.
Batts, Inc.
Beta Acquisition Corp.
Big Sky Acquisition Co., Inc.
Burton, Adams, Kemp & King, Inc.
C.S. Charles L. Brown, L.P. 75%
C.S. Global Link, L.P. 75%
C.S. Global Mariner, L.P. 55%
C.S. Global Sentinel, L.P. 55%
C.S. Long Lines, L.P. 75%
CASS Water Engineering, Inc.
CCTC International, Inc.
CEM Access Systems, Inc.
CV Holding Inc.
CVG Holding Corp.
Carlisle Plastics Holding LLC
Central CPVC Corporation
Central Castings Corporation
Central Sprinkler Company
Central Sprinkler Corporation
Central Sprinkler Holdings, Inc.
Century Tube Corporation
Chagrin H.Q. Venture Ltd. 50%
Chagrin Highlands Inc.
Chagrin Highlands Ltd. 50%
Chemgene Corporation
Coated Products GP, Inc.
Coated Products Holdings, Inc.
Confab International L.P.
Connect 24 Wireless Communications Inc.
Critchley Group, Inc.
Crosby GP Holding, Inc.
Crosby Holding, Inc. I
Crosby Valve International Ltd.
Crosby Valve Sales & Services Corporation
Crosby Valve, Inc.
D.A.S. International, Ltd.
Descote, Inc.
Digital Security Controls, Inc.
Earth Tech (Infrastructure) Inc.
Earth Tech Architecture Inc.
Earth Tech EMS Holdings, Inc.
Earth Tech Environment & Infrastructure Inc.
Earth Tech Holdings TAC, Inc.
Earth Tech Holdings, Inc.
Earth Tech/Kaiser Government Programs Alliance LLC 50%
Earth Tech Northeast, Inc.
Earth Tech WE Holding Inc.
Earth Tech Water Engineering LP
Earth Tech of Michigan Inc.
Earth Tech of North Carolina, Inc.

Earth Tech of Ohio Inc.
Earth Tech, Inc.
Earth Technology Corporation (USA), The
Electro Signal Lab, Inc.
Electro-Trace Corporation
Elkay Services LLC
Elo TouchSystems, Inc.
F.A.I. Technology Inc.
FAI Tech Link Inc.
FAI Technology (Holding), Inc.
FCI Liquidations, Inc.
FRM Services, Inc.
Figgie Leasing Corporation
Fire Products GP Holding, Inc.
Fire Products Holding GPS
First Lafayette Holdings, Inc.
Firth Cleveland Steels, Inc.
Fisk Corporation
Fisk Electric Company
Fisk Electric Holdings, Inc.
Fisk International, Ltd.
Forever Hangers, Inc.
GC Holding, Inc. I
GC Holdings, Inc.
GF&S Inc.
GFS Holding (General Partnership)
General Sub Acquisition Corp.
General Surgical Holdings, Inc.
General Surgical Innovations, Inc.
Georgia Packaging, Inc.
Georgia Pipe Company
Glynwed Holdings, Inc.
Goyen Valve Corporation
Graphic Controls Corporation
Graphic Holdings, Inc.
Grinnell Building Services Corporation
Grinnell Corporation
IMB, A Simplex Company, L.L.C.
IMC Exploration Company
Image Scan, Inc.
Infrasonics Technologies, Inc.
InnerDyne Holdings, Inc.
InnerDyne, Inc.
Interamics 95%
International Financing, Inc.
International Quality and Environmental Services, LLC
J. Muller International (USA)
J.B. & S. Lees Inc.
J.R. Clarkson Company, The
J.R. Clarkson Holdings, Inc.
JMI Engineers, Inc.
KHPC Holding GP
Keystone France Holdings Corp.
Keystone Germany Holdings Corp.
Keystone Kuwait, Inc.
Keystone Saudi, Inc.
King Packaging Co., Inc.

LCP Holding
LCP, Inc.
Lafayette Pharmaceuticals, Incorporated
Laser Diode Holdings, Inc.
Laser Diode Incorporated
Liebel-Flarsheim Company
Life Design Systems, Inc.
Ludlow Coated Products LP
Ludlow Company LP, The
Ludlow Corporation
Ludlow Jute Company Limited
Ludlow Services LLC
M/A-COM Food Share, Inc.
M/A-COM Tech Holdings, Inc.
M/A-COM, INC.
MCS Communication Products Inc.
MMHC, Inc.
MMI, LLC
MSCH Company
Madison Equipment Co., Inc.
Mallinckrodt Athlone Holdings, Inc.
Mallinckrodt Baker International, Inc.
Mallinckrodt Baker, Inc.
Mallinckrodt Caribe, Inc.
Mallinckrodt Holdings, Inc.
Mallinckrodt Holdings, LLC
Mallinckrodt Inc. (Delaware)
Mallinckrodt Inc. (New York)
Mallinckrodt International Corporation
Mallinckrodt Medical PMC
Mallinckrodt Respiratory Acquisition I, Inc.
Mallinckrodt TMH
Mallinckrodt Veterinary, Inc.
Management Association of M/A-COM, Inc., The
Master Protection Corporation
Master Protection Holdings, Inc.
Mid-Atlantic Security, Inc.
Mobile Security Communications, Inc. 19%
Mode Plastics, Inc.
Municipal Emergency Holdings, Inc.
Municipal Emergency Services, Inc.
National Alarm Computer Center, Inc.
National Catheter Corporation
National Integration Services, Inc.
National Tape Corporation
National Tape Holdings, Inc.
Nellcor Puritan Bennett Export Inc.
Nellcor Puritan Bennett Incorporated
Nellcor Puritan Bennett International Corporation
OTTO, L.L.P. 25%
OneSource Building Technologies, Inc.
PI Holding
PTB Acquisition Sub, Inc.
PTB Holdings, Inc.
PTB International, Inc.
Palomar Precision Tubes, Inc.
Paragon Trade Brands (Canada) Inc.

Paragon Trade Brands, Inc.
Paul Scott Security Systems, Inc.
Plastics Holding Corporation
Polyken Technologies Europe, Inc.
Power Systems Holdings, Inc.
Precision Interconnect, Inc.
Primary Display Corporation
Printed Circuits, Inc.
Private Products, Inc.
Professional Registrar Organization, Inc.
Puerto Rico Branch
Puritan-Bennett Corporation
R1 Mergersub, Inc.
RS Holdings LLC
Raychem (Delaware) Ltd.
Raychem Corporation of Arizona
Raychem Foundation
Raychem Gulf Coast, Inc.
Raychem International Corporation
Raychem International Manufacturing Corporation
Raychem Radiation Technologies, Inc.
Raychem Ventures, Inc.
Rayshrink Corporation
Raythene Systems Corporation
Remtek International, Inc.
Robinson Services, Inc.
Rochester Corporation, The
S2 Mergersub Inc.
STI Licensing Corporation
STI Properties, Inc.
STI Properties, Ltd.
STI Risk Management Co. 85%
STR Grinnell GP Holding, Inc.
STR Realty Holdings LLC
SWD Holding, Inc.
SWD Holding, Inc. I
Sakertrax, Inc.
Scott Alarm, Inc.
Scott Technologies Foundation
Scott Technologies Holdings, Inc.
Scott Technologies, Inc.
SecurityLink of Puerto Rico, Inc.
Senelco Iberia, Inc.
Sensormatic Asia/Pacific, Inc.
Sensormatic Distribution, Inc.
Sensormatic Electronics Corporation
Sensormatic Electronics Corporation (Puerto Rico)
Sensormatic Holding Corporation
Sensormatic International Holdings I, Inc.
Sensormatic International Holdings II, Inc.
Sensormatic International, Inc.
Sensormatic Technology, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)
Sherwood Medical Company
Sherwood Medical Company I
Sherwood-Accurate Inc.
Sigma Circuits, Inc.

Sigma GP Holding, Inc.
Sigma Holding Corp.
Sigma Printed Circuits Holding Corp.
Sigmaform Pacific Sales Corporation (Sing Branch)
Simplex Argentina, L.L.C.
Simplex Asia Holding, L.L.C.
Simplex Asia, I Inc.
Simplex Asia, L.L.C.
Simplex Beijing Holding, L.L.C.
Simplex Europe, L.L.C.
Simplex India, L.L.C.
Simplex Malaysia, L.L.C.
Simplex Mexico, L.L.C.
Simplex Singapore, L.L.C.
Simplex Sino Holding, L.L.C.
Simplex South Africa, L.L.C.
Simplex Thailand, L.L.C.
Simplex Time Recorder Co.
SimplexGrinnell Holdings, Inc.
SimplexGrinnell LP
Smith Alarm Systems, Inc.
Sonitrol Corporation
Sonitrol Management Corporation
Star Holding Inc.
Star Sprinkler, Inc.
Starion Instruments Corp.
Sunbelt Holding LLC
Sunbelt Holding, Inc. I
Sunbelt Holdings, Inc.
Sunbelt Manufacturing, Inc.
Surgical Service Corporation
T.J. Cope Inc.
T15 Acquisition Corp.
T16 Acquisition Corporation
TA, Inc.
TAMS Architects & Engineers, Inc.
TAMS Consultants, Inc.
TKC Holding Corp.
TKN, Inc.
TME Management Corp.
TPA Realty Holding Corp.
TPCG Holding GP
TSSL Holding Corp.
TV&C GP Holding, Inc.
TVC Holding
TVC, Inc.
Talisman Partners, Ltd.
Techcon International Ltd.
Telestate International, Inc.
Terraworx Inc.
Thermacon, Inc.
Thos. F. Hornaday, Inc.
Tracer Construction Company
Tracer Field Services, Inc.
Tracer Industries Finance Co., Inc.
Tracer Industries Holdings, Inc.
Tracer Industries International, Inc.

Tracer Industries Management Co., Inc.
Tracer Industries, Inc.
Tracer Licensing, L.P.
Transoceanic Cable Ship Company, Inc.
Transpower Technologies, Inc.
Tri-Ed Distribution Inc.
Tri-Systems, Inc.
TyCom (US) Holdings, Inc.
TyCom Acquisition Co. I, Inc.
TyCom Finance Company, Inc.
TyCom Management Inc.
TyCom Simplex Holdings Inc.
Tyco (US) Holdings, Inc.
Tyco AR Funding 2002 LLC
Tyco Acquisition Alpha LLC
Tyco Acquisition Beta LLC
Tyco Acquisition Corp. 26
Tyco Acquisition Corp. 27
Tyco Acquisition Corp. 28
Tyco Acquisition Corp. 29
Tyco Acquisition Corp. 30
Tyco Acquisition Corp. 33
Tyco Acquisition Corp. 35
Tyco Acquisition Corp. 38
Tyco Acquisition Corp. 39
Tyco Acquisition Corp. 40
Tyco Acquisition Corp. 41
Tyco Acquisition Corp. 42
Tyco Acquisition Corp. 43
Tyco Acquisition Corp. 44
Tyco Acquisition Corp. 45
Tyco Acquisition Corp. XII
Tyco Acquisition Corp. XIV
Tyco Acquisition Corp. XXI
Tyco Acquisition Corp. XXII (NV)
Tyco Acquisition Corp. XXV (NV)
Tyco Acquisition Delta LLC
Tyco Acquisition Epsilon LLC
Tyco Acquisition Gamma LLC
Tyco Adhesives GP Holding, Inc.
Tyco Adhesives LP
Tyco Adhesives, Inc.
Tyco Capital Investments, Inc.
Tyco Electronics Components Limited
Tyco Electronics Corporation
Tyco Electronics Installation Services, Inc.
Tyco Electronics Power Systems, Inc.
Tyco Electronics Puerto Rico Inc.
Tyco Finance Corp.
Tyco Fire (NV) Inc.
Tyco Fire Products LP
Tyco Flow Control Company LLC
Tyco Flow Control, Inc.
Tyco Healthcare Group LP
Tyco Healthcare Holdings, Inc.
Tyco Healthcare Retail Group GPS
Tyco Healthcare Retail Group, Inc.

Tyco Healthcare Services LLC
Tyco Holding Corp.
Tyco Holdings of Nevada, Inc.
Tyco Holdings, Inc.
Tyco Integrated Cable Systems, Inc.
Tyco International (NV) Inc.
Tyco International (PA) Inc.
Tyco International (US) Inc.
Tyco International (US) Inc. Employment Transition Benefits Trust, The
Tyco International Asia, Inc.
Tyco Merger Sub (NJ) Inc.
Tyco Networks (Solutions) Inc.
Tyco Plastics LP
Tyco Printed Circuit Group LP
Tyco RFC 2002 LLC
Tyco Receivables Corp.
Tyco Receivables Funding LLC
Tyco SPC, Inc.
Tyco Sailing, Inc.
Tyco Submarine Systems Projects, Inc.
Tyco Technology Resources, Inc.
Tyco Telecom OSP Holding Corp.
Tyco Telecommunications (US) Inc.
Tyco Thermal Controls LLC
Tyco Valves & Controls—Puerto Rico Corporation
Tyco Valves & Controls LP
Tyco Valves & Controls, Inc.
Tyco Valves and Controls Middle East, Inc.
Tyco Valves and Controls U.A.E., Inc.
Tyco Worldwide Services, Inc.
U.S. Capital Corporation
U.S.S.C. Puerto Rico, Inc.
USS Acquisition Corp.
USSC Acquisition Corporation
USSC Cal Med, Inc.
USSC Financial Services Inc.
USSC Tex Med, Inc.
Unistrut Corporation
United States Construction Co.
United States Surgical Corporation
Valleylab Holding Corporation
Valleylab Inc.
W.A.F. Group, Inc.
WPFY, Inc.
Water & Power Technologies of Texas, Inc.
Water Holdings Corp.
Water and Power Technologies, Inc.
Waverly Group LLC, The
Westec Business Security, Inc.
Westlock Controls Corporation
Westlock Controls Holdings, Inc.
Whitaker Corporation, The
Willoughby Holdings Inc.
Wormald Americas, Inc.
Yarway Corporation

Uruguay

Bethany Trading Company
Juliette Research S.A.
Knogo Latin America S.A.
Stronger Corporation S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela

Aguas Industriales de Jose, C.A. (75%)
Ansul de Venezuela C.A.
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Grupo Rust International Di Venezuela C.A.
Kendall de Venezuela, C.A.
Tyco Electronics de Venezuela, C.A.
Tyco Flow Control de Venezuela, CA
Tyco Submarine Systems, C.A.

Vietnam

Tyco Engineering (Vietnam) Ltd.

Virgin Islands

RSTI Foreign Sales Corporation
Tyco Submarine Systems Projects, Inc.

QuickLinks

  Exhibit 21.1
  Argentina
  Australia
  Austria
  Bahamas
  Bangladesh
  Barbados
  Belgium
  Belize
  Bermuda
  Brazil
  British Virgin Islands
  Brunei Darussalam
  Canada
  Cayman Islands
  Chile
  China, People's Republic of
  Colombia
  Costa Rica
  Cyprus
  Czech Republic
  Denmark
  Dominican Republic
  Ecuador
  Egypt
  Estonia
  Fiji
  Finland
  France
  Germany
  Gibraltar
  Greece
  Guam
  Guatemala
  Honduras
  Hong Kong
  Hungary
  India
  Indonesia
  Ireland
  Isle of Man
  Israel
  Italy
  Japan
  Luxembourg
  Malaysia
  Manitoba
  Marshall Islands
  Mauritius
  Mexico
  Netherlands
  New Zealand
  Norway
  Pakistan
  Panama
  Peru
  Philippines
  Poland
  Portugal
  Prince Edward Island
  Puerto Rico
  Republic of Slovenia
  Republic of Ukraine
  Romania
  Russia
  Saudi Arabia
  Scotland
  Singapore
  Slovak Republic
  South Africa
  South Korea
  Spain
  Sri Lanka
  Sweden
  Switzerland
  Taiwan
  Thailand
  Turkey
  United Arab Emirates
  United Kingdom
  United States of America
  Uruguay
  Venezuela
  Vietnam
  Virgin Islands